Exhibit 10.2

2005 Annual Incentive Program Goals and Awards for the Named Executive Officers

Alexander Davern, Chief Financial Officer, Senior Vice President Manufacturing & IT Operations; Treasurer

1/1/05 Base Salary: Bonus % Potential: Bonus Dollars:	$250,000 30% $75,000
2005 Officer Bonus Goal	% Goal Weighting	Goal $ Value
1) Develop and present to the Board a coordinated plan for obtaining annual sales growth	10%	$ 7,500
2) Manufacturing to meet delivery and quality goals	20%	$ 15,000
3) Achieve gross margin goal	20%	$ 15,000
4) Ensure 2005 spending within budget	20%	$ 15,000
5) Achieve internal controls goals	15%	$ 11,250
6) Drive down IT & Finance worldwide costs per employee	15%	$ 11,250
Total	100%	$ 75,000

Timothy Dehne, Senior Vice President, Research & Development

1/1/05 Base Salary: Bonus % Potential: Bonus Dollars:	$235,000 30% $70,500
2005 Officer Bonus Goal	% Goal Weighting	Goal $ Value
1) Develop and present to the Board a coordinated plan for obtaining annual sales growth	10%	$ 7,050
2) Achieve scheduled product development release goals and increase new product output	30%	$ 21,150
3) Achieve strategic initiative goals	25%	$ 17,625
4) Achieve product revenue goals	25%	$ 17,625
5) Achieve gross margin and EROI goals	10%	$ 7,050
Total	100%	$ 70,500

Peter Zogas, Senior Vice President Sales & Marketing

1/1/05 Base Salary: Bonus % Potential: Bonus Dollars:	$240,000 30% $72,000
2005 Officer Bonus Goal	% Goal Weighting	Goal $ Value
1) Develop and present to the Board a coordinated plan for obtaining annual sales growth	10%	$ 7,200
2) Achieve new product revenue goals	25%	$ 18,000
3) Achieve applications goals	25%	$ 18,000
4) Meet quota for major accounts	20%	$ 14,400
5) Achieve keynote delivery goals	20%	$ 14,400
Total	100%	$ 72,000

John Graff, Vice President, Marketing, Customer Operations and Investor Relations

1/1/05 Base Salary: Bonus % Potential: Bonus Dollars:	$205,000 20% $41,000
2005 Officer Bonus Goal	% Goal Weighting	Goal $ Value
1) Achieve product revenue goals	25%	$ 10,250
2) Achieve interactions goals	20%	$ 8,200
3) Achieve web revenue goals	20%	$ 8,200
4) Achieve keynote system goals	20%	$ 8,200
5) Drive down worldwide marketing costs	15%	$ 6,150
Total	100%	$ 41,000